SCHEDULE 14A -
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.____ )

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ELECTRO-SENSORS, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRO-SENSORS, INC. 6111 Blue Circle Drive Minnetonka, Minnesota 55343
(952) 930-0100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 24, 2013

To the Shareholders of Electro-Sensors, Inc.:

          Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, on Wednesday, April 24, 2013, at 2:00 pm, Central Time, for the following purposes:

1.	To set the number of directors at five (5);
2.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders;
3.	To ratify the selection of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2013;
4.	To hold an advisory vote on executive compensation (a “Say-on-Pay” vote);
5.	To hold an advisory vote on the frequency of future Say-on-Pay votes;
6.	To approve the Company’s 2013 Equity Incentive Plan; and
7.	To take action upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

          Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

          The Board of Directors has fixed the close of business on February 25, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. All shareholders of record are cordially invited to attend the Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the Annual Meeting. The proxy is revocable and will not be used if you attend the Annual Meeting and vote in person or otherwise provide notice of your revocation. If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call the Company at (952) 930-0100.

BY ORDER OF THE BOARD OF DIRECTORS,

Bradley D. Slye
President

Minnetonka, Minnesota
Dated: March 22, 2013

ELECTRO-SENSORS, INC. 6111 Blue Circle Drive Minnetonka, Minnesota 55343 (952) 930-0100

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 24, 2013

GENERAL INFORMATION

          This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of Electro-Sensors, Inc., a Minnesota corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Central Time, on Wednesday, April 24, 2013, at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about March 22, 2013.

          If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in Broadridge’s program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

          Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet, via telephone or by mail, by delivering written notice of the revocation of the proxy to the Company’s President prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder’s directions if the proxy is duly submitted and not validly revoked prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR approval of the number of directors to be set at five, FOR the election of the directors nominated by the Board of Directors, FOR the ratification of the Company’s selection of auditors for the fiscal year ending December 31, 2013, FOR the non-binding resolution regarding executive compensation, for the option of “3 YEARS” as the preferred frequency of future Say-on-Pay votes, FOR the approval of the Company’s 2013 Equity Incentive Plan, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting and any all adjournments or postponements thereof.

          The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. The Company will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock of the Company (“Common Stock”) as of the record date, and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. In addition to the use of the Internet and mail, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, Form of Proxy, and Annual Report on Form 10-K are available at
http://www.idelivercommunications.com/proxy/else

OUTSTANDING SHARES & VOTING RIGHTS

          The Company fixed the close of business on February 25, 2013 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. At February 25, 2013, the Company had outstanding 3,393,736 shares of Common Stock, the only outstanding class of capital stock of the Company. Each share of Common Stock outstanding on the record date entitles the holder thereof to one (1) vote on each matter to be voted upon by shareholders at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

          For the election of directors, each shareholder will be entitled to vote for five nominees and the five nominees with the greatest number of votes will be elected. With respect to the proposal to set the number of directors at five (5), ratification of our independent auditors for the fiscal year ending December 31, 2013, the advisory Say-on-Pay vote, approval of the 2013 Equity Incentive Plan, and, other than the advisory vote on the frequency of future Say-on-Pay votes, any other matter that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval. With respect to the advisory vote on the frequency of future Say-on-Pay votes, the shareholders will be deemed to have selected the frequency option that receives the most votes. A properly executed proxy marked “ABSTAIN” with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote with respect to all proposals other than the advisory vote on the frequency of future Say-on-Pay votes, on which an abstention will have no effect.

          A majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum, which is required for the transaction of business at the Annual Meeting. Proxies relating to “street name” shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker (“broker non-votes”) absent voting instructions from the beneficial owner, will be treated as shares present for purposes of determining the presence or absence of a quorum but shall not be deemed to be represented at the meeting for purposes of determining the approval of any matter submitted to the shareholders for which such voting authority is withheld. The Inspector of Election appointed by the Board of Directors will determine the shares represented at the meeting and the validity of proxies and ballots, and will count all votes and ballots.

CORPORATE GOVERNANCE

          The business affairs of the Company are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. The Board of Directors currently has five members: Bradley D. Slye, Jeffrey D. Peterson, Joseph A. Marino, Geoffrey W. Miller, and Michael C. Zipoy. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees, among other activities. The corporate governance practices that we follow are summarized below.

Board Leadership Structure and Risk Management

          The Board of Directors believes that Bradley D. Slye, the Company’s President and Chief Executive Officer, is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while Mr. Slye brings company-specific experience and expertise. The Board believes that Mr. Slye’s combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

          One of the key responsibilities of the Board of Directors is to hold management accountable for the execution of strategy once it is developed. The Board believes that its independent directors work together effectively to serve this oversight function, with no individual director serving as a “lead” independent director.

          The Board of Directors believes that oversight of the Company’s risk management efforts is another key responsibility that is shared by the entire Board. The Board regularly reviews risk management information regarding the Company’s liquidity and operations. Board members receive financial statements monthly which are then discussed at the quarterly meetings of the Board. In addition, Mr. Slye frequently has informal discussions with board members regarding risk management.

Independence

          The Board of Directors has determined that Messrs. Marino, Miller, and Zipoy are independent directors as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. If Messrs. Marino, Miller, and Zipoy are all elected at the Annual Meeting, they will constitute a majority of the Board of Directors. Mr. Slye is precluded from being considered independent by Nasdaq rules since he currently serves as an executive officer of the Company. Mr. Peterson is precluded from being considered independent by Nasdaq rules since a family member was employed as an executive officer of the Company during the prior three years.

          The Board of Directors has determined that each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent in accordance with the listing standards of the Nasdaq Stock Market.

Code of Ethics and Business Conduct

          The Company has adopted the Electro-Sensors Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to all of our directors, officers and employees. A copy of the Code of Conduct was provided with the Proxy Statement for the 2004 Annual Meeting of Shareholders and is also available upon written request to the Chief Executive Officer. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver in a report on Form 8-K.

Director Attendance at Annual Meeting

          Directors’ attendance at Annual Meetings can provide our shareholders with an opportunity to communicate with directors about issues affecting the Company, thus, all directors are expected to attend the Annual Meetings of Shareholders. All incumbent directors attended the 2012 Annual Meeting of Shareholders.

Communications with the Board

          Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Chairman of our Audit Committee at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Board of Directors
Attention: Chairman, Audit Committee
Electro-Sensors, Inc.
6111 Blue Circle Drive
Minnetonka, Minnesota 55343-9108

Committees and Meetings of the Board of Directors

          The present standing committees of the Board of Directors are described below.

Board Meetings

          The Board of Directors met four times during the last fiscal year. No incumbent member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which he served.

Directors’ Compensation

          Directors who are not employees of the Company receive $1,250 per quarter for their services on the Board.

Audit Committee

          Messrs. Marino, Miller, and Zipoy currently serve as members of the Audit Committee. This committee met three times during the last fiscal year. The Audit Committee is responsible for selecting the Company’s independent auditors, and for assisting the Board of Directors in its oversight of corporate accounting and internal controls, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee Charter specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee on page 15 and the Audit Committee Charter attached as Appendix A to this Proxy Statement. The Board has named Geoff Miller as the “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933. The Company acknowledges that the designation of Mr. Miller as the audit committee financial expert does not impose on Mr. Miller any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Miller as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Compensation Committee

          Messrs. Marino, Miller, and Zipoy currently serve as members of the Compensation/Stock Option Committee (the “Compensation Committee”). The Compensation Committee does not act pursuant to a charter and met once during the last fiscal year. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company’s employees, officers, and directors, and is authorized to determine the compensation of the Company’s executive officers. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all powers of the attendant thereto, including the power to grant employee stock options. Executives of the Company can make recommendations on setting their compensation but cannot set it directly.

Nominating Committee

          Messrs. Marino, Miller, and Zipoy currently serve as members of the Nominating Committee. The Nominating Committee met once during fiscal year 2012. The Nominating Committee is responsible for evaluating and nominating or recommending candidates for the Company’s Board of Directors. A copy of the Nominating Committee Charter, which has been adopted by the Company’s Board of Directors, is attached as Appendix B to this Proxy Statement.

Nominating Policy

          The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources. The Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 18 years of age, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three Boards of public companies. The Nominating Committee may modify these minimum qualifications from time to time.

          In evaluating director nominees who meet the Company’s minimum qualifications, the Nominating Committee considers the following factors and qualifications, among others:

•	the appropriate size and the diversity of the Company’s Board of Directors;
•	the needs of the Board with respect to the particular talents and experience of its directors;
•

the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;
•	age and legal and regulatory requirements;
•	experience with accounting rules and practices;
•	appreciation of the relationship of the Company’s business to the changing needs of society; and
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

          The Nominating Committee will consider the attributes of the candidates and the needs of the Board, and will review all candidates in the same manner. The Nominating Committee does not have a diversity policy; however, as summarized above, the Nominating Committee seeks to nominate candidates with a diverse range of knowledge, experience, skills, expertise, and other qualities that will contribute to the overall effectiveness of the Board of Directors.

          A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Company at the address below by November 22, 2013. Notice of a recommendation must include the name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other Board memberships, if any.

Electro-Sensors, Inc.
Attn: Chairman, Nominating Committee
6111 Blue Circle Drive
Minnetonka, MN 55343-9108

          The recommendation must be accompanied by a written consent of the nominee to stand for election at the Annual Meeting if nominated by the Nominating Committee and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and whether the nominee has the attributes the Board believes are important in its composition.

ELECTION OF DIRECTORS
Proposals #1 and #2

          The Bylaws of the Company provide that the shareholders at each Annual Meeting shall determine the number of directors, which shall not be less than one. The Nominating Committee and the Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors are duly elected and qualified. Under applicable Minnesota law and the Bylaws of the Company, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

          The Nominating Committee recommended and the Board of Directors selected the persons named below for election to the Board of Directors. All nominees are currently directors of the Company. If, prior to the Annual Meeting, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve. The Bylaws of the Company provide that directors shall be elected by a plurality of the votes cast by holders of shares present in person or by proxy and entitled to vote on the election of directors at a meeting at which a quorum is present.

          The following table sets forth the principal occupations (for at least the last five years) and directorships of the nominees:

Name	Principal Occupation and Directorships	Age	Director Since

Bradley D. Slye	Chairman of the Board and President of the Company since 1997; Chief Financial Officer since 2000	53	1997

Joseph A. Marino	President and CEO of Cardia, Inc. (a medical equipment manufacturer) since 1998	61	1994

Geoffrey W. Miller	CFO of Wilcox Paper (a distributor of fine paper to the Printing Industry) since 2002; General Manager of AmSan – Brissman Kennedy in 2001 (a distributor of janitorial supplies); CFO/VP Operations of AmSan – Brissman Kennedy (1999-2001)	58	1999

Jeffrey D. Peterson	Private investor since 1998; Previously employed by John G. Kinnard and Company, a regional brokerage firm.	56	2011

Michael C. Zipoy	Investment executive with Feltl and Company (brokerage and investment banking firm) since 2005	65	2012

          When considering whether the nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating Committee and the Board of Directors focused primarily on the biographical information set forth in the table above. In particular with regard to Mr. Slye, the Board of Directors considered his years of experience with the Company, his high level of customer interaction, and his strong engineering and product development background. These factors all increase the Company’s ability to develop new products that meet customer needs, which is critical to the success of the Company. With regards to Mr. Zipoy, the Board of Directors considered his investment experience in small and micro cap companies and his participation in public and private equity financing. With regards to Mr. Marino, the Board of Directors considered his leadership in building companies and his experience in the medical device industry. With regards to Mr. Miller, the Board of Directors considered his significant management experience, expertise, and background with regard to accounting and financial matters. With regards to Mr. Peterson, the Board of Directors considered his years of experience in the investment industry and personal connections with many businesses in Minnesota.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information, as of March 18, 2013, regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by directors and director nominees, by the executive officers named in the Summary Compensation Table, and by the Company’s current directors and executive officers as a group.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Percent of Class
Nancy Peterson	1,266,551 (3)	37.3%
805 Main Street
Hopkins, MN 55343
Bradley D. Slye	65,897 (4)	1.9%
6111 Blue Circle Drive
Minnetonka, MN 55343
Joseph A. Marino	2,500 (5)	*
13770 Frontier Court
Burnsville, MN 55337
Geoffrey W. Miller	2,500 (5)	*
12735 42nd Place North
Plymouth, MN 55442
Jeffrey D. Peterson	2,500 (5)	*
15708 Woodknoll Lane
Minnetonka, MN 55345
Michael C. Zipoy	2,500 (5)	*
7509 West 84th St.
Bloomington, MN 55438
Farnam Street Partners, L.P.	314,826 (6)	9.3%
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55426
Nicholas Swenson	481,449 (7)	14.2%
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55426

Officers and Directors as a Group (5 persons)	65,897	1.9%

*Indicates ownership of less than one percent (1.0%).

(1)	Except as otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him.
(2)

Beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as required for purposes of this Proxy Statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable within 60 days of March 18, 2013. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

(3)	Includes 11,400 shares held in an IRA Plan.
(4)	Includes 5,190 shares held by Mr. Slye’s spouse and 30,945 shares held by the ESOP for the account of Mr. Slye.
(5)	Represents shares issuable upon the exercise of stock options.
(6)	In its most recent Schedule 13D filing with the Securities and Exchange Commission on March 4, 2009, Farnam represents that they have sole voting and dispositive power over all such shares.
(7)

Includes 25,867 shares owned by Glenhurst Co. (of which Mr. Swenson is the sole owner) and 51,600 shares owned by Groveland Hedged Credit Fund, LLC (of which Mr. Swenson is the sole owner), based on a Form 4 filed by Mr. Swenson with the Securities and Exchange Commission on February 25, 2013.

TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

          The Company was not a party to any transactions with related persons, promoters or control persons during the last fiscal year, nor are any such transactions currently being contemplated by the Company.

EXECUTIVE COMPENSATION

Compensation Summary

          The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s Named Executive Officers during the last two fiscal years. Under SEC regulations, Named Executive Officers include (i) all persons serving as Chief Executive Officer during fiscal 2012; (ii) executive officers who were serving as of December 31, 2012, received total compensation in excess of $100,000 for fiscal 2012 and, excluding the Chief Executive Officer, were among our two most highly compensated individuals (the Most Highly Compensated Officers); and (iii) up to two additional individuals who would have been included as the Most Highly Compensated Officers but for the fact they were not serving at the end of the year. During fiscal 2012, Mr. Slye was our only Named Executive Officer.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(a)	Total ($)
Bradley D. Slye Chairman,	2012	181,496	0	0	0	0	0	25,003	206,499
President, CEO, CFO	2011	176,000	0	0	0	0	0	23,684	199,684

(a)

Amounts reflect allocations to individual’s account of Company contributions to the ESOP, 401(k) Plan, and/or standard employee benefit plans. The Company matches employee contributions to the 401(k) Plan of up to 4% of an employee’s salary.

DIRECTOR COMPENSATION

Compensation Summary

          The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s non-employee directors during the last fiscal year. Directors who are not employees of the Company receive $1,250 per quarter for their services on the Board. During 2012, Mr. Miller was paid an additional $6,000 to compensate him for the extra hours he spends on the Audit Committee. In addition, each director received 2,500 stock options during 2012.

Director Compensation Table

Director Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Joseph A. Marino	5,000	0	10,375	0	0	0	15,375
Geoffrey W. Miller	11,000	0	10,375	0	0	0	21,375
Jeffrey D. Peterson	5,000	0	10,375	0	0	0	15,375
Michael C. Zipoy	5,000	0	10,375	0	0	0	15,375

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

          Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, its executive officers, and any persons who beneficially own more than 10% of the Company’s Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for those reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal 2012. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 2012, except for the reporting of: (i) the April 18, 2012 election of Michael C. Zipoy to the Board of Directors, for which a Form 3 was filed on July 25, 2012, (ii) a July 18, 2012 grant by the Company to Mr. Zipoy of an option to purchase 2,500 shares of the Company’s Common Stock at an exercise price of $4.15 per share, and (iii) an August 23, 2011 open-market purchase by Nicholas Swenson of 1,000 shares of the Company’s Common Stock at a purchase price of $3.94 per share and a February 22, 2012 open-market purchase by Mr. Swenson of 6 shares of the Company’s Common Stock at a purchase price of $3.90 per share, which purchases were reported on a Form 4 filed on March 9, 2012.

RATIFICATION OF INDEPENDENT AUDITORS
Proposal #3

          The Company’s Board of Directors retained Boulay, Heutmaker, Zibell & Co. P.L.L.P. as its principal independent auditors for the fiscal year ended December 31, 2012 and has selected Boulay, Heutmaker, Zibell & Co. P.L.L.P. to serve as the Company’s auditors for the fiscal year ending December 31, 2013. The Board of Directors desires that the selection of such auditors for the current fiscal year be submitted to the shareholders for ratification, which ratification requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote. If the selection is not ratified, the Board of Directors will reconsider its decision.

          A representative of Boulay, Heutmaker, Zibell & Co. P.L.L.P. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS

          The following fees were paid to Boulay, Heutmaker, Zibell & Co. P.L.L.P. for fiscal years 2012 and 2011:

	FY 2012	FY 2011
Audit Fees	$66,000	$66,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,930
All Other Fees	$0	$0

          Audit Fees were for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services in connection with statutory and regulatory filings or engagements.

          Audit-Related Fees consist of the review of and discussion with management regarding certain accounting treatment.

          Tax Fees were for professional services rendered for preparation of the Company’s annual tax return, quarterly estimates, and state returns. Tax examination consulting is also included.

          All Other Fees represent fees for any professional services not included in the first three categories listed above.

          Pursuant to its written charter, the Audit Committee is required to pre-approve all audit services, as well as all non-audit services performed by the Company’s independent auditors in order to assure that the provision of such non-audit services does not impair the auditor’s independence. Unless a particular service has received general pre-approval by the Audit Committee in accordance with the Audit Committee’s pre-approval policy, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.

          As part of the Company’s annual engagement agreement with its independent auditor, the Audit Committee pre-approves the following audit services to be provided by the independent auditor: statutory and financial audits for the Company and any of its subsidiaries and affiliates, audit services associated with SEC registration statements, periodic reports and other documents filed with the SEC, production of other documents issued by the independent auditor in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters. The Audit Committee also provides pre-approval in the annual engagement of most consulting services provided by the independent auditor related to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies.

          The Audit Committee has also provided the Company’s independent auditors with a general pre-approval of certain non-audit services, primarily tax services. The Audit Committee does not believe that performance of these tax services impairs the auditor’s independence. Specifically, the Audit Committee has given the independent auditors pre-approval for U.S. federal, state, and local tax planning and advice, U.S. federal, state, and local tax compliance, international tax planning and advice, international tax compliance, and tax planning and advice related to merger and acquisition activities. The Company’s independent auditors must inform the Audit Committee whenever a pre-approved service is provided. The aggregate amount of fees for these pre-approved tax services may not exceed $8,000 without explicit approval by the Audit Committee.

          The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee retains the right to periodically revise the above list of pre-approved services.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
Proposal #4

          The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act require that we provide our shareholders the opportunity to vote on a nonbinding, advisory resolution regarding the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (commonly referred to as “Say-on-Pay”).

          The Board of Directors believes that our executive compensation rewards performance, supports our business strategies, and discourages excessive risk taking. We believe that our executive compensation package is adequate, competitive with the market, and consistent with our objectives and goals.

          The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

          Shareholders will be asked to vote on the following resolution:

“Resolved, that the shareholders approve the compensation of the Named Executive Officers as disclosed in the Summary Compensation Table and the related tabular and narrative disclosures in this Proxy Statement.”

          The vote on this proposal is an advisory vote, and is not binding on the Company. Although the vote is non-binding, the Board of Directors and the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation. To the extent there is any significant vote against the compensation of our Named Executive Officers in this Proposal #4, the Compensation Committee will evaluate what actions may be necessary to address our shareholders’ concerns.

Vote Required for Approval

          The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote is required for approval of this proposal.

          The Board of Directors recommends that shareholders vote FOR the non-binding resolution regarding the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

ADVISORY VOTE ON THE FREQUENCY OF HOLDING THE SAY ON PAY VOTE
Proposal #5

          In addition to the Say-on-Pay vote set forth in Proposal #4, the Dodd-Frank Act and Section 14A of the Exchange Act require that shareholders have the opportunity, at least once every six years, to vote on how often they believe Say-on-Pay votes should be held in the future. Shareholders may indicate whether they prefer that a Say-on-Pay vote be held every year, every two years or every three years, or they may abstain from this vote.

          After careful consideration of the various arguments supporting each frequency level, the Board of Directors has determined that an advisory vote on executive compensation every three years is the best approach for the Company. Our executive compensation program is intended to incentivize and reward performance over a multi-year period, and a three-year cycle is consistent with these time horizons. A three-year cycle is an appropriate frequency to provide the Board of Directors and the Compensation Committee sufficient time to consider shareholder input and implement any appropriate changes to our executive compensation strategies. Shareholders who have concerns about executive compensation during the interval between Say-on-Pay votes are welcome to bring their concerns to the attention of the Board.

          The vote on this proposal is an advisory vote, and is not binding on the Company. The outcome of this vote will not require the Board to take any action regarding the frequency of future Say-on-Pay votes. However, the Board will take into consideration the outcome of the vote when considering the frequency of future Say-on-Pay votes.

          The proxy card provides shareholders with four choices (every 1 YEAR, 2 YEARS, 3 YEARS, or ABSTAIN). The Board of Directors recommends that shareholders vote for the option of “3 YEARS” as the preferred frequency of future Say-on-Pay votes.

APPROVAL OF 2013 EQUITY INCENTIVE PLAN
Proposal #6

          On March 18, 2013, the Board of Directors approved the Electro-Sensors, Inc. 2013 Equity Incentive Plan (the “2013 Plan”), subject to approval by the Company’s shareholders. If approved, the 2013 Plan will allow the Board to grant stock options, restricted stock awards, restricted stock units, performance awards and stock appreciation rights to employees, directors, and consultants. The Board believes that granting fairly priced stock options and other equity awards to employees, directors, and consultants is an effective means to promote the future growth and development of the Company. Such awards, among other things, increase these individuals’ proprietary interest in our success and enables us to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the 2013 Plan.

Summary of the 2013 Plan

          The principal provisions of the 2013 Plan are summarized below. This summary is not a complete description of all of the 2013 Plan’s provisions, and is qualified in its entirety by reference to the 2013 Plan which is attached to this Proxy Statement as Appendix C. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 2013 Plan.

          Purpose and Eligible Participants. The purpose of the 2013 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this Proxy Statement, approximately 29 employees (including officers), 4 directors, and no consultants are eligible to participate in the 2013 Plan.

          Types of Awards. The 2013 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

          Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a shareholder who owns more than 10% of the Company’s outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will not be less than the fair market value. Recipients of options have no rights as a shareholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

          Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Performance Awards. Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Stock Appreciation Rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. If a stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right.

          Number of Shares. The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock. The maximum aggregate number of shares of Common Stock reserved and available for awards under the 2013 Plan is 300,000. Shares subject to awards granted under the 2013 Plan that expire or are terminated or forfeited for any reason, or which are used to pay the exercise price or satisfy the tax withholding obligation applicable to an award, or which represent an award to the extent it is settled in cash, will remain in the pool of shares available for issuance under the 2013 Plan. As of the date hereof, no awards have been granted under the 2013 Plan.

          Administration. Subject to the terms of the 2013 Plan, the Administrator will have the discretion to (i) make awards; (ii) determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise; (iii) prescribe the form of agreements to evidence awards; (iv) interpret the 2013 Plan; and (v) make all other determinations necessary or advisable for the administration of the 2013 Plan or any agreement issued thereunder, to the extent permitted by law and the 2013 Plan. The 2013 Plan will initially be administered by the Board of Directors of the Company; provided, however, that the Board may delegate some or all of the administration of the 2013 Plan to a Committee or Committees of non-employee directors.

          Amendments. The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the 2013 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation, the Administrator may not, without shareholder approval, revise or amend the 2013 Plan to (i) materially increase the number of shares subject to the 2013 Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, re-grant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the Common Stock, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the 2013 Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

          Term. The Administrator may grant awards pursuant to the 2013 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after March 18, 2023.

          Change of Control. Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2013 Plan, the Board shall have the option to provide for any of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2013 Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control; (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; (iv) that holders of outstanding awards shall become entitled to receive, with respect to each share of Common Stock subject to such award (whether vested or unvested), as of the effective date of any such change of control, cash in an amount equal to (a) the holder’s options or stock appreciation rights, the excess of the fair market value of such Common Stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights; or (b) for Participants holding awards other than options or stock appreciation rights, the fair market value of such Common Stock on the date immediately preceding the effective date of such change of control.

          Payment. Upon exercise of an option granted under the 2013 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Common Stock, by withholding shares of Common Stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Common Stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

          Transfer Restrictions. Unless permitted by law and expressly permitted by the Administrator, no award made under the 2013 Plan will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a NSO to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

          New Plan Benefits. The amount of future awards will be determined by the Administrator. The 2013 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, the Company cannot determine the awards that will be made under the 2013 Plan or that would have been made in the past if the 2013 Plan had been in place.

Federal Income Tax Matters

          Options. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2013 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

          ISOs granted under the 2013 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

          Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

          Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

          Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

          Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

          The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2013 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Vote Required for Approval

          The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote is required for approval of this proposal.

          The Board of Directors recommends that shareholders vote FOR approval of the 2013 Equity Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

          The Board of Directors maintains an Audit Committee comprised of three of the Company’s directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the listing rule of the Nasdaq Stock Market that governs audit committee composition, Rule 5605(c)(2), including the requirement that audit committee members all be “independent directors” as that term is defined by Rule 5605(a)(2).

          The Audit Committee of the Board of Directors oversees and monitors the participation of the Company’s management and independent auditors throughout the financial reporting process.

          In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with the Company’s management;
•

Discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

Received the written disclosure and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

          Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012.

Audit Committee
Joseph A. Marino
Geoffrey W. Miller
Michael C. Zipoy

OTHER MATTERS

          The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

          Shareholder proposals for the proxy statement for the 2014 Annual Meeting of Shareholders of the Company must be received no later than November 22, 2013 at the Company’s principal executive offices, 6111 Blue Circle Drive, Minnetonka, Minnesota 55343, directed to the attention of the Chairman of the Audit Committee, or the Chairman of the Nominating Committee if the proposal relates to the nomination of a director, in order to be considered by the Board of Directors for inclusion in next year’s Annual Meeting proxy material under the SEC’s proxy rules.

          Also, if a shareholder proposal intended to be presented at the next Annual Meeting but not included in the Company’s proxy statement and proxy is received by the Company after February 5, 2014, then management named in the Company’s proxy form for the next Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy material.

FORM 10-K

          A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2012 has been provided with this Proxy Statement. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibits(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Electro-Sensors Common Stock on February 25, 2013, the record date for the 2013 Annual Meeting, and should be directed to Mr. Bradley Slye, Chief Executive Officer, at the Company’s principal address.

The foregoing Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

Bradley D. Slye

President
March 22, 2013

Appendix A
Audit Committee Charter

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF ELECTRO-SENSORS,INC.

I.	PURPOSE

          The primary function of the Audit Committee of Electro-Sensors, Inc. (the “Company”) is to provide oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public and the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors (the “Board”) have established. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Coordinate and evaluate the audit efforts of the Company’s independent auditors.

•	Communicate directly with the independent auditors, the financial and senior management and the Board regarding the matters related to the Committee’s responsibilities and duties.

          The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.	MEMBERSHIP

          The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent. In addition, no member of the Audit Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Board. Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership.

          All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Committee shall be a “financial expert”, as such term is defined in applicable regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.

III.	RESPONSIBILITIES AND DUTIES

          Independent Auditors

•

Appoint, compensate and oversee the Company’s independent auditors. The Company’s independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors’ independence.

•

Review the performance of the independent auditors and discharge the independent auditors when circumstances warrant. Prior to approval by the Board, pre-approve all audit services and non-audit services to be performed by the Company’s independent auditors. Neither the Committee nor the Board shall approve, and the Company’s independent auditors shall not provide to the Company, the following non-audit services if such services are to be provided contemporaneously while serving as independent auditors of the Company: bookkeeping services; financial IS design and implementation services; appraisal or valuation services; fairness opinions; contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or HR; broker/dealer, investment adviser or investment banking services; and legal services and expert services unrelated to the audit.

	•	Financial Reporting Processes

•

Instruct the independent auditors, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee’s purpose, require its special attention.

	•	Periodically consult with the independent auditors out of the presence of management regarding the adequacy of internal controls.

	•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied and estimates used in its financial reporting.

	•	Periodically consult with the independent auditors out of the presence of management regarding the accuracy and completeness of the Company’s financial statements.

Documents/Reports Review

•

Review with financial management and the independent auditors any earnings releases and all Forms 10-Q or 10-K prior to its release or filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

	•	Review and update this Charter periodically, at least annually, as conditions dictate.

Audit Committee Report

•

Prepare an annual Audit Committee Report to be presented to the Board. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

Related-Party Transactions

	•	Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

Ethical and Legal Compliance

•

Review periodically the Company’s Code of Ethical Conduct for Senior Financial Officers and management’s enforcement of the Code as it relates to the Company’s financial reporting process and internal control system.

•

Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

IV.	AUTHORITY

          The Audit Committee shall have the sole authority to:

•	Appoint, discharge and authorize compensation of the Company’s independent auditors; and

•	At the expense of the Company, to retain such consultants and advisors as it deems reasonably necessary or appropriate to assist it with its functions.

          The Audit Committee shall also have the authority as it deems necessary or appropriate to the functions of the Audit Committee, to request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V.	MEETINGS AND MINUTES

          The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board, and filed with the minutes of the meetings of the Board.

Appendix B
Nominating Committee Charter

CHARTER FOR THE NOMINATING
COMMITTEE OF THE BOARD OF DIRECTORS OF
ELECTRO-SENSORS, INC.

PURPOSE:

          The Nominating Committee shall be responsible for matters relating to the governance of Electro-Sensors, Inc. (the “Company”), including selection of candidates for the Company’s Board of Directors.

MEMBERSHIP:

          The Nominating Committee will be comprised only of independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any) directors appointed by the Board.

          The Chair of the Nominating Committee shall be elected by the Board or, if not elected by the Board, then by the majority of the members of the Committee. The Chair of the Nominating Committee shall conduct the Committee meetings as well as represent the Committee at meetings of the Company’s Board.

RESPONSIBILITIES:

•	Developing, reviewing and revising as appropriate, for adoption by the Board, the Principles of Corporate Governance by which the Company and the Board shall be governed.

•

Developing, reviewing and revising as appropriate, for adoption by the Board, the codes of ethical conduct and legal compliance by which the Company and its directors, officers, employees and agents will be governed.

•

Developing and recommending to the Board policies and processes designed to provide for effective and efficient governance, including but not limited to: policies for evaluation of the Board and the chairperson; nomination, election and reelection of Board members; and succession planning for the Board chairperson and other Board leaders.

•

Annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of the Company, and reporting to the Board regarding suggested changes in Board composition which will guide the Committee in the selection, recruitment and recommendation of directors.

•	Overseeing organization, membership and evaluation of Board committees and committee members.

•	Reviewing and making recommends regarding shareholder proposals that related to corporate governance.

•	Establishing Board member selection criteria and meeting as necessary to consider the nomination and screening of Board member candidates and to evaluate the performance of the Board and its members.

•

Evaluating the performance of Board members eligible for reelection; addressing performance issues as needed; and recommending the reelection of Board members who are performing effectively and continue to provide a competency needed on the Board.

•

Annually reviewing the composition of the Board against a matrix of skills and characteristics focused on the governance and business needs and requirements of the Company, and reporting to the Board regarding suggested changes in Board composition which will guide the Committee in the selection, recruitment and recommendation of directors.

•	Review director nominees proposed by shareholders and recommend the director nominees for the annual meeting of shareholders.

          All members of management of the Company are requested to cooperate with the Nominating Committee, and to render assistance to it as it shall request in carrying out its functions.

B-1

MEETINGS:

          The Nominating Committee shall/ establish its own schedule or meetings and provide a copy of it to the Board and will maintain written minutes of its meetings. Such minutes shall be promptly made available to the members of the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

AUTHORITY:

          The Nominating Committee shall have the authority, as and when it shall determine to be necessary or appropriate to the functions of the Nominating Committee,

(i)

 at the expense of the Company and not at the expense of the members thereof, counsel (which may be, but need not be, the regular corporate counsel to the Company), employ one or more recruiting firms to assist in the identification and recruitment of director candidates and other advisors to assist it in connection with its functions; and

(ii)

 to request from the Chief Executive Officer, the Chief Financial Officer, and such other members of the Company’s management as the Committee shall deem appropriate, advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

B-2

Appendix C
2013 Equity Incentive Plan

ELECTRO-SENSORS, INC.
2013 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

          As used herein, the following terms shall have the meanings indicated below:

          (a)          “Administrator” shall mean the Board of Directors of the Company (hereinafter referred to as the “Board”), or one or more Committees appointed by the Board, as the case may be.

          (b)          “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

          (c)          “Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

          (d)          “Award” shall mean any grant pursuant to this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right, or Performance Award.

          (e)          “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)          Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)          There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)          There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(e)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)          Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

          (f)          “Close of Business” of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

          (g)          “Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(g), “non-employee director” shall have the same meaning as set forth in Rule 16b-3. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

          (h)          “Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 14 of this Plan).

          (i)          The “Company” shall mean Electro-Sensors, Inc., a Minnesota corporation.

          (j)          “Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. For purposes of this plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

          (k)          “Director” shall mean a member of the Board.

          (l)          “Effective Date” shall mean the date the Board adopts the Plan.

          (m)          “Employee” shall mean a common-law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

          (n)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          (o)          “Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

          (p)          “Incentive Stock Option” shall mean an option granted pursuant to Section 8 of this Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

          (q)          The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (r)          “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

          (s)          “Nonqualified Stock Option” shall mean an option granted pursuant to Section 9 of this Plan or an option (or portion thereof) that does not qualify as an Incentive Stock Option.

          (t)          “Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

          (u)          “Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Appreciation Right has been granted.

          (v)          “Performance Award” shall mean any Performance Shares or Performance Cash Units granted pursuant to Section 12 of this Plan.

          (w)          “Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan.

          (x)          “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

          (y)          “Performance Share” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of shares of Common Stock upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (z)          “Performance Cash Unit” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (aa)          The “Plan” means the Electro-Sensors, Inc. 2013 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

          (bb)          “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 10 of this Plan.

          (cc)          “Restricted Stock Unit Award” shall mean any grant of any restricted stock units pursuant to Section 11 of this Plan.

          (dd)          “Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

          (ee)          “Stock Appreciation Right” shall mean a grant pursuant to Section 13 of this Plan.

          (ff)          A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

SECTION 2.
PURPOSE

          The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Appreciation Rights.

SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN

          The Plan shall be effective on the Effective Date; provided, however, that adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. Notwithstanding anything in this Plan to the contrary, until shareholder approval of the Plan is obtained in accordance with applicable stock exchange listing standards, no Awards other than Options may be granted and no Options may be made exercisable. If shareholder approval is not obtained within the twelve (12) month period referenced in this Section 3, this Plan and all Awards granted after the Effective Date shall be null and void.

          The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.
ADMINISTRATION

          The Plan shall be administered by the Board; provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in this Plan as the “Administrator.”

          Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan; to make and amend rules, regulations and guidelines for administering the Plan; to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant); and to make all other determinations necessary or advisable for the administration of the Plan, including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and this Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

          No member of the Board or Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

          The Administrator may grant Awards under this Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

SECTION 6.
STOCK

          The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 14 of this Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is Three Hundred Thousand (300,000). The maximum aggregate number of shares of Common Stock that may be issued through Incentive Stock Options shall also be Three Hundred Thousand (300,000).

          The following shares of Common Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires or is forfeited for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Common Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.
PAYMENT OF OPTION EXERCISE PRICE

          Upon exercise of an option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

          The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for such other period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

          With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 8.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

          Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)          Number of Shares and Exercise Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

          (b)          Exercisability and Term. The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”). The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in this Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

                        The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

          (d)          Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b) or require the Participant to remit an amount sufficient to satisfy such withholding requirements, or any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

          (e)          Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 8(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 8(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

          (f)          Other Provisions. The Incentive Stock Option Agreement authorized under this Section 8 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 9.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

          Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)          Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

          (b)          Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”). The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement.

                        The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

          (d)          Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

          (e)          Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.
RESTRICTED STOCK AWARDS

          Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)          Number of Shares. The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

          (b)          Risks of Forfeiture. The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

          (c)          Issuance of Shares; Rights as Shareholder. Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

                        Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

          (d)          Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

          (e)          Other Provisions. The Restricted Stock Award Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)          Number of Shares. The Restricted Stock Unit Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit Award.

          (b)          Vesting. The Restricted Stock Unit Award Agreement shall set forth the period over which the Restricted Stock Unit Award may become vested and/or the conditions, including conditions based on Performance Objectives, to which such vesting is subject. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit Award.

          (c)          Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit Award as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Common Stock or any combination thereof. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit Award have vested, the Participant shall not be entitled to vote any shares of stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

          (d)          Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Restricted Stock Unit Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Unit Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

          (e)          Other Provisions. The Restricted Stock Unit Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
PERFORMANCE AWARDS

          Each Performance Award shall be evidenced by a Performance Award Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)          Awards. Performance Awards may be in the form of Performance Cash Units or Performance Shares. Performance Cash Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

          (b)          Performance Objectives, Performance Period and Payment by the Company. The Performance Award Agreement shall set forth:

                         (i)          the number of Performance Cash Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Cash Unit;

                         (ii)         one or more Performance Objectives established by the Administrator and the method for measuring performance;

                         (iii)        the Performance Period over which Performance Cash Units or Performance Shares may be earned or may become vested;

                         (iv)        the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

                         (v)         the date upon which payment of Performance Cash Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

          (c)          Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

          (d)       No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Shares Award until the date of the issuance of a stock certificate evidencing such shares (after such Award has vested); provided, however, that in lieu of a stock certificate, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made, except as otherwise provided in Section 14 of the Plan.

          (e)       Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
STOCK APPRECIATION RIGHTS

          Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)       Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

          (b)       Exercisability and Term. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e. “vests”). The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement.

                      The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

          (c)       Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

          (d)       No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made (except as otherwise provided in Section 14 of the Plan).

          (e)       Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 14.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL

          (a)       In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the class and number of shares of stock reserved under Section 6 of this Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

          (b)       Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

            (i)          the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards or Restricted Stock Unit Awards, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

            (ii)         the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

          (c)       Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

            (ii)         the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

            (iii)        that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

            (iv)        that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights; or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.
NON-TRANSFERABILITY

          Except as expressly provided in this Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

          Notwithstanding anything in this Section 15 to the contrary, Nonqualified Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

SECTION 16.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

          No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

          As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

          (a)       In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

          (b)       In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

          (c)       In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

          The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

          The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 17.
AMENDMENT OF THE PLAN

          The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 14 of the Plan or to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) cancel, re-grant, repurchase for cash, or replace Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock, or amend the terms of outstanding Options or Stock Appreciation Rights to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

          To the extent applicable, the Plan and all Agreements shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 18.
NO OBLIGATION TO EXERCISE OPTION;
NO EMPLOYMENT OR OTHER SERVICE RIGHTS

          The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

SECTION 19.
MISCELLANEOUS

          (a)       Issuance of Shares. The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

          (b)       Choice of Law. The law of the state of Minnesota shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state’s conflict of laws rules.

          (c)       Severability. In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          (d)       No Duty to Notify. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

ELECTRO-SENSORS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING

April 24, 2013

The undersigned hereby appoints BRADLEY D. SLYE, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, at 2:00 p.m. local time, on April 24, 2013, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 AND 6, AND FOR “3 YEARS” ON PROPOSAL 5.

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

		FOR	AGAINST	ABSTAIN
1.	To set the number of directors at five.	☐	☐	☐

2.	To elect five directors to serve until the next annual meeting of shareholders:		☐ Vote FOR all nominees, except as withheld below:	☐ Vote WITHHELD from all nominees.
	01 Bradley D. Slye 02 Jeffrey D. Peterson 03 Geoffrey W. Miller	04 Joseph A. Marino 05 Michael C. Zipoy

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “Vote FOR” and write the nominee’s name to be withheld in the space provided below. __________________________

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P as independent auditors for the fiscal year ending December 31, 2013.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Advisory vote on executive compensation (a “Say-on-Pay” vote).	☐	☐	☐

		1 Year	2 Years	3 Years	ABSTAIN
5.	Advisory vote on the frequency of Say-on-Pay votes.	☐	☐	☐	☐

6.	Approve the 2013 Equity Incentive Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
7.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Date:

Signature(s) in Box
(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. If signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer or other representative.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement, Form of Proxy, and Annual Report on Form 10-K are available at

http://www.idelivercommunications.com/proxy/else